UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2026
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Principal Officers.
On October 13, 2026, the Management Development and Compensation Committee of the Board of Directors (the “MDCC”) of Kulicke and Soffa Industries, Inc. (the “Company”) approved and adopted an amended and restated Incentive Compensation Plan (the “Plan”), effective for the Company’s 2027 fiscal year. The amendments revise, amongst others, the corporate performance measures used to determine awards under the Plan.
The Plan replaces the prior corporate performance measures of Net Income and Operating Margin, each of which was weighted 50% of the overall corporate financial performance measure, with Operating Profit and Gross Margin, each weighted 50% of the overall corporate performance measure. Separately, the Plan provides flexibility for business unit scorecards to be tailored based on each business unit’s growth phase, strategic priorities and business circumstances, including through the selection and relative weighting of financial performance measures, and shall at all times be in conformance with the Company’s business unit scorecard governance process.
The Plan also introduces an individual goal component for members of the Company’s Executive Leadership Team (“ELT”), whose awards were previously based solely on corporate performance. The individual goals are intended to be aligned with the Company’s strategic objectives and to reflect measurable business or financial outcomes. For the Company’s 2027 fiscal year, ELT awards will be based 85% on corporate financial performance and 15% on the individual goal component.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan document attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1*	Amended and Restated Incentive Compensation Plan
104	Inline XBRL for the cover page of this Current Report on Form 8-K
* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: October 14, 2026	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (Principal financial officer and principal accounting officer)